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                                                                    EXHIBIT 10.8

          AMENDMENT TO THE AGREEMENTS GOVERNING RESTRICTED STOCK AWARD

         This Amendment (the "Amendment") is made effective as of _________, 2002 (the "Effective Date") between Marimba, Inc., a Delaware corporation (the "Company"), and __________ ("Executive").

                               W I T N E S S E T H

         WHEREAS, pursuant to the Company's 1999 Omnibus Equity Incentive Plan (the "Plan"), the Company and the Executive entered into that certain Restricted Stock Agreement (the "Stock Agreement") and Notice of Restricted Stock Award (the "Notice"), both dated as of _________, 200__ (collectively, the "Restricted Stock Agreements"), under which the Company awarded Executive a total of _________ shares of restricted Common Stock of the Company. Unless otherwise indicated, the capitalized terms contained herein shall have the same meanings set forth in the Plan or the Restricted Stock Agreements.

         WHEREAS, the Company and Executive wish to change the vesting schedule of the shares awarded under the Restricted Stock Agreements and therefore agree to the amendments set forth below.

         NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1. Amendment of the Notice. The section of the Notice entitled "Vesting Schedule" shall be deleted and replaced in its entirety by the following:

         The shares granted vest in two installments, with the vesting on each installment vesting date subject to your continuous provision of service to the Company from the Vesting Commencement Date until the respective installment vesting date, as follows: the first installment of 79% of the total number of shares granted vests on February 10, 2003, and the second installment of the remainder of the total number of shares granted vests on July 10, 2003.

2. Amendment of the Stock Agreement. The current section entitled "Vesting" of the Stock Agreement shall be deleted and replaced in its entirety by the following:

         The shares vest in two installments, as set forth in the Notice of Restricted Stock Award, as amended by Section 1 of this Amendment. Notwithstanding the foregoing:

         (a) If you are subject to an Employment Termination that occurs (i) prior to a Change in Control (as defined in the Plan) and (ii) following July 1, 2002 and before February 10, 2003, then you will receive vesting credit in the amount of 1/24 of the total shares for each full month of service provided to the Company from the Vesting Commencement Date until the date of such Employment Termination;

         (b) If you are subject to an Employment Termination that occurs (i) prior to a Change in Control and (ii) on or following February 10, 2003 and before July 10, 2003, then you will receive vesting credit in the amount of 1/24 of the total shares for each full

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         month of service provided to the Company from February 10, 2003 until the date of such Employment Termination;

         (c) If you are subject to an Employment Termination within the first 12 months after a Change in Control and before February 10, 2003, then you will receive vesting credit in the amount of 1/24 of the total shares for each full month of service provided to the Company from the Vesting Commencement Date until the Employment Termination, and you will become vested in an additional number of shares, as if you provided 12 additional months of service with the Company following the Employment Termination; or

         (d) If you are subject to an Employment Termination within the first 12 months after a Change in Control and on or following February 10, 2003, then any Restricted Shares (as defined below) will accelerate and become fully vested. You will only receive the vesting acceleration set forth in this paragraph if you execute a general release (in a form prescribed by the Company) and return all Company property.

         No additional shares vest after your service as an employee, consultant or director of the Company or a subsidiary of the Company has terminated for any reason.

         "Employment Termination" shall mean the Company's involuntary discharge of you without Cause or your resignation after (i) a material reduction in your level of authority or responsibility; (ii) a relocation of your principal place of work by more than 35 miles, or (iii) following a Change in Control, a reduction in your base salary. "Cause" shall mean your unauthorized use or disclosure of the confidential information or trade secrets of the Company, your conviction of a felony under the laws of the United States or any state thereof, your gross negligence or your continued failure to perform assigned duties.

3. Amendment of Employee Incentive Agreement. The Employee Incentive Agreement entered into by and between the Company and Executive on _____, 200__ (the "Incentive Agreement") shall be amended as follows:

     (a) Section 2(c) of the Incentive Agreement shall be deleted and replaced in its entirety by the following:

         Employment Termination. For all purposes under this Agreement, "Employment Termination" shall mean the occurrence of any of the following events:

         (i) The Company's involuntary discharge of Employee without Cause; or

         (ii) The Employee's resignation after (i) a material reduction in the Employee's level of authority or responsibility, (ii) a relocation of the Employee's principal place of work by more than 35 miles, or (iii) following a Change in Control, a reduction in the Employee's base salary.

     (b) Section 3(b) of the Incentive Agreement shall be deleted and replaced in its entirety by the following:

         Subject to the approval of the Company's Board of Directors or its Compensation Committee, the Employee will be awarded a restricted stock grant of ______ shares of

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         the Company's Common Stock (the "Restricted Stock Grant") under a Plan.
         The Restricted Stock Grant will vest in two installments, with the vesting on each such installment vesting date being subject to Employee's continuous provision of service to the Company from the Vesting Commencement Date until the respective installment vesting date, as follows: 79% of the Restricted Stock Grant will become vested on February 10, 2003, and the remaining unvested shares of the Restricted Stock Grant will become vested on July 10, 2003. Notwithstanding the foregoing, and as set forth in Employee's
         Restricted Stock Agreement dated _________, 200__:

         (i) If the Employee experiences an Employment Termination that occurs
         (A) prior to a Change in Control (as defined in the Plan) and (B) following July 1, 2002 and before February 10, 2003, then Employee will receive vesting credit in the amount of 1/24 of the Restricted Stock Grant for each full month of service provided to the Company from the Vesting Commencement Date until the date of such Employment Termination;

         (ii) If the Employee experiences an Employment Termination that occurs
         (A) prior to a Change in Control and (B) on or following February 10, 2003 and before July 10, 2003, then Employee will receive vesting credit in the amount of 1/24 of the Restricted Stock Grant for each full month of service provided to the Company from February 10, 2003 until the date of such Employment Termination;

         (iii) If the Employee experiences an Employment Termination within the first 12 months after a Change in Control and before February 10, 2003, then Employee will receive vesting credit in the amount of 1/24 of the Restricted Stock Grant for each full month of service provided to the Company from the Vesting Commencement Date until the Employment Termination, and Employee will become vested in an additional number of shares subject to the Restricted Stock Grant, as if Employee provided 12 additional months of service with the Company following the Employment Termination; or

         (iv) If the Employee experiences an Employment Termination within the first 12 months after a Change in Control and on or following February 10, 2003, then any remaining unvested shares subject to the Restricted Stock Grant will accelerate and become fully vested. The Employee will only receive the vesting acceleration set forth in this Section 3(b) if the Employee executes a general release (in a form prescribed by the Company) and returns all Company property.

4. No Other Changes. Except as provided in this Amendment or as otherwise required under applicable law, the Restricted Stock Agreements and the Incentive Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

MARIMBA, INC.                                        EXECUTIVE

By:  ___________________________                     ___________________________
                                                     (Signature)

________________________________                     ___________________________

(Please print name)                                   (Please print name)

_______________________________
(Please print title)

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